Earnings Conference Call 3rd Quarter 2025 October 30, 2025 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express or involve discussions of expectations, beliefs, plans, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements include those listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and in other reports the companies file with the U.S. Securities and Exchange Commission. Those factors also include the following, among others: • Decisions or actions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely obtain permits and construct, and expenses and risks of capital expenditures and contractual obligations for, utility infrastructure, including the impacts of inflation, price volatility (including due to tariffs), supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment, interest rates, and tariffs, on items such as operations and capital investments and changes in customer demand; • The rapid addition of new industrial and commercial customer load and the volatility and timing of such new load demand, resulting in increased risks and costs of power demand potentially exceeding available supply; • The potential financial impacts of industrial customers not meeting forecasted power usage ramp rates or volumes; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for fires, outages, and personal injury or property damage; • Acts or threats of terrorism, cyber or physical security attacks, and other acts seeking to disrupt Idaho Power's operations or the electric power grid or compromise data; • Abnormal or severe weather conditions, wildfires, droughts, earthquakes, and other natural phenomena and natural disasters; • Ability to acquire equipment, materials, fuel, power, and transmission capacity on reasonable terms and prices; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way and siting for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on satisfactory terms; and • Ability to continue to pay dividends and achieve target dividend-payout ratios, and contractual and regulatory restrictions on those dividends. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law. 2

Presenting Today Amy Shaw IDACORP Vice President of Finance, Compliance & Risk Brian Buckham IDACORP Senior Vice President, Chief Financial Officer & Treasurer Lisa Grow IDACORP President & Chief Executive Officer John Wonderlich IDACORP Investor Relations Manager 3

IDACORP Earnings Performance Three months ended September 30 Nine months ended September 30 2025 2024 2025 2024 Net income (thousands) $ 124,437 $ 113,605 $ 279,865 $ 251,298 Weighted average common shares outstanding – diluted (thousands) 55,055 53,485 54,522 52,179 Diluted earnings per share $ 2.26 $ 2.12 $ 5.13 $ 4.82 4

Growing Load and Customer Growth 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2025 IRP 8.3% 5.1% 2.7% 1.9% 2023 IRP 5.5% 3.7% 2.1% 1.8% 2021 IRP 2.6% 2.1% 1.4% 1.4% 2025 IRP Load Forecast(1) vs. Prior IRPs (1) Included in the above table are the load forecast assumptions in the 2025 IRP filed in June 2025. Note the growth period shown above is for the 2025 through 2029 time period. 2.3% (Year-over- year) Idaho Power Customer Growth 600,000 610,000 620,000 630,000 640,000 650,000 660,000 2021 2022 2023 2024 2025 Twelve Months Ended September 30, 2025 5

200 220 240 260 280 300 320 $0.05 $0.07 $0.09 $0.11 $0.13 $0.15 $0.17 $0.19 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Idaho Power National Average CPI Residential Average Rates and CPI History (1) Edison Electric Institute “Typical Bills and Average Rates Report” 12 Months Ending 12/31/2024. IPC total system including both Idaho and Oregon average rates. Note: Idaho-only residential bills based on 1,000 kWh monthly usage increased on average by 1.24% per year over the past ten years (2015-2025). (1) 6 Average Rates (cents / kilowatt- hour) Consumer Price Index (CPI) (1) 2014 - 2024 CAGR Total Increase Idaho Power 1.6% 16.8% National Average 2.9% 33.2% CPI 2.9% 32.5% IPC Residential Rates 30% Lower Than National Average

Boardman-to-Hemingway Broke ground in June of 2025 • OPUC, IPUC, and WPSC granted respective certificates of public convenience and necessity • Idaho Power’s interest in Boardman-to-Hemingway (B2H) is ~45% • Long-term transmission service commitment to Bonneville Power Administration’s customers across southern Idaho included in agreement • In-service date expected in late-2027 7

# RFP Update[1][2]

| Year | Owned | Contracted | CEYW[3] |
| --- | --- | --- | --- |
| 2023 | 120 MW BESS | | 40 MW Solar |
| 2024 | 96 MW BESS | 100 MW Solar | |
| 2025 | 80 MW BESS | 150 MW BESS | 200 MW Solar |
| 2026 | 250 MW BESS | 200 MW Market Purchase | 125 MW Solar |
| 2027[4] | | 180 MW Solar; 100 MW BESS | 320 MW Solar |
| 2028[2] | 167 MW Gas | | |
| 2029 | Final shortlist acknowledged by OPUC | | |

**2028 RFP Final Short List[2]**

| Technology | Structure |
| --- | --- |
| 330 MW solar | Asset Purchase |
| 80 MW solar[4] | PPA |
| 149 MW solar | PPA |
| 178.6 MW wind | Benchmark/Asset Purchase |
| 400 MW solar | PPA |
| 150 MW BESS | Asset Purchase |
| 200 MW BESS | BSA |

**2029+ RFP Final Short List[2]**

| Technology | Structure |
| --- | --- |
| 167 MW gas[2] | Self-Build |
| 200 MW solar + 100 MW BESS | PPA/BSA |
| 200 MW solar | Asset Purchase |
| 200 MW BESS | BSA |
| 149 MW solar | Asset Purchase |
| 20 MW LDES | Self-Build |
| 60 MW BESS | Self-Build |
| 200 MW BESS | BSA |
| 300 MW solar | PPA |
| 200 MW wind | PPA |
| 215 MW BESS | Asset Purchase/BSA |
| 115 MW BESS | Self-Build |

[1] Distribution site battery storage is excluded.

[2] More information on the 2028 and Beyond RFP is available on Idaho Power's website (Request for New Resources - Idaho Power) and the OPUC website under Docket No. UM2317 (State of Oregon: Public Utility Commission of Oregon). 167 MW gas plant was part of the 2029+ evaluation although it is planned to start commercial operations in calendar year 2028.

[3] Clean Energy Your Way.

[4] Idaho Power and the developer of the 300 MW Idaho Power-owned wind project and 300 MW wind project subject to a power purchase contract previously reported in this table have terminated the project agreements due to permitting delays and uncertainty around federal land use policies. IPC is pursuing other resources to meet capacity and energy deficits. The 80 MW solar project from 2028 RFP Final Short List was accelerated into 2027.

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Idaho General Rate Case Settlement – Rates requested to become effective January 1, 2026, pending IPUC approval of the Settlement Stipulation – Increase of $110.0 million, or 7.48%, in total annual Idaho-jurisdictional revenue – Provides for a 9.6% Idaho-jurisdiction return on equity (ROE) and a 7.41% authorized rate of return applied to an Idaho-jurisdiction retail rate base of ~$4.9 billion – Authorization to designate all existing ADITCs on Idaho Power's balance sheet and all investment tax credits earned through 2028 as eligible for the ADITC and revenue sharing mechanism, with a $55 million annual cap – Idaho ROE floor of 9.12% and sharing level at 9.6% remains in place – No capital disallowances – Wildfire deferral continues – Tracking mechanism for incremental depreciation and interest expense was not part of the settlement – No limitation on the timing of filing another Idaho GRC 9

Revenue Requirement Adjustments $199.1 $11.5 $27.7 $21.6 $3.2 $5.2 $1.2 $18.7 $110.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Filed 2025 Actuals True- ups ROE Rate Base (AMA w/Actuals Jan- July) Power Supply Expense Executive & Board Expenses Other Expenses Deferrals Settled Increase (1) Return on Equity (ROE) original request was 10.4% and settlement stipulation is 9.6%. (2) AMA – Average of monthly average plant balances. 10 (1) (in millions) (2)

Wildfire Risk Mitigation Quantifying Wildfire Risk • Leveraged a consultant to model wildfire risk relative to Idaho Power’s service area • Of 24,000 square mile service area, only 11% of transmission lines and 9% of distribution lines are in wildfire risk zones • Much of the service area is comprised of relatively low vegetation • Wind events akin to coastal Santa Ana conditions are rare • Current legal standard in Idaho based on negligence; standard will be based on the Wildfire Standard of Care Act after IPUC-approved Wildfire Mitigation Plan (WMP) • Statutory limit of approximately $509 thousand on non-economic damages in Idaho Wildfire Risk Mitigation • WMP, is focused on preventing wildfire ignition from Idaho Power facilities and burn-ins to Idaho Power facilities and has been in place since 2021 • WMP includes protocols for Public Safety Power Shutoff (protocols have been in place for several years, first de-energization in summer of 2024), operating procedures, system hardening, and vegetation management • Fire weather forecasting is performed daily during fire season, and practices are adjusted accordingly • WMP Technology – Fire weather stations, wildfire detection cameras, thermal inspections, use of drones to increase inspection capabilities, enhanced wildfire risk modeling, and the use of line monitors for fault and early failure detection 11

Comparing Q3 2024 to Q3 2025 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) Net Income – For the Three Months Ended September 30, 2024 $ 113.6 Increase (decrease) in Idaho Power net income: Retail revenues per megawatt-hour, net of power cost adjustment mechanisms $ 17.6 Customer growth, net of associated power supply costs and power cost adjustment mechanisms 7.8 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms and fixed cost adjustment mechanisms (5.7) Other operations and maintenance (O&M) expenses (4.2) Depreciation and amortization expense (8.1) Other changes in operating revenues and expenses, net 4.3 Increase in Idaho Power operating income 11.7 Non-operating expense, net (9.8) Additional accumulated deferred investment tax credits (ADITC) amortization - Income tax expense, excluding additional ADITC amortization 9.1 Total increase in Idaho Power net income 11.0 Other IDACORP changes (net of tax) (0.2) Net Income – For the Three Months Ended September 30, 2025 $ 124.4 12

Liquidity (millions) As of September 30, 2025 IDACORP(1) Idaho Power Net balance available(2) $ 100.0 $ 400.0 Operating Cash Flows and Liquidity (1) Holding company only. (2) IDACORP’s and Idaho Power’s respective $100 million and $400 million revolving credit facilities, expiring in December 2029, net of commercial paper outstanding and amounts identified for other use. As of September 30, 2025, there was no commercial paper outstanding or amounts identified for other use. (3) IDACORP entered into an Equity Distribution Agreement (EDA) on May 20, 2024, pursuant to which it may issue, offer, and sell, from time to time, up to an aggregate gross sales price of $300 million of shares of its common stock through an at-the- market (ATM) offering program, which includes the ability to enter into Forward Sale Agreements (FSAs). During the three months ended September 30, 2025, IDACORP did not issue common stock pursuant to the EDA, including settling previously executed FSAs, nor did it execute any additional FSAs. (4) IDACORP entered into FSAs, independent of the ATM offering program, with forward counterparties on May 8 & 9, 2025. As of September 30, 2025, pursuant to the terms of the FSAs, IDACORP could have settled by physical delivery of 5,180,180 shares to the forward counterparties in exchange for net proceeds of $561.0 million. The FSAs provide for settlement on a date or dates to be specified at IDACORP’s discretion, but which is expected to occur on or prior to November 9, 2026. IDACORP Equity Financing (millions) Remaining as of September 30, 2025 Net Proceeds Available as of September 30, 2025 Settled To-Date At-the-Market Offering Program(3) $ 155.5 $ 143.7 – Forward Sale Agreements(4) – $ 561.0 – 13 IDACORP Cash Flows (millions) Nine Months Ended September 30, 2025 2024 Net Cash Provided by Operating Activities $ 464.1 $ 458.0

2025 Earnings Per Share Guidance and Estimated Key Operating Metrics Current(1) Previous(2) IDACORP Earnings Guidance (per diluted share) $ 5.80 – $ 5.90 $ 5.70 – $ 5.85 Idaho Power Additional Amortization of ADITC (millions) $ 50 – $ 60 $ 60 – $ 77 Idaho Power O&M Expense (millions) $ 470 – $ 480 $ 465 – $ 475 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) No Change $ 1,000 – $ 1,100 Idaho Power Hydropower Generation (millions megawatt-hours) 6.5 – 7.0 7.0 – 8.0 (1) As of October 30, 2025. Assumes normal weather conditions and normal power supply expenses for the remainder of 2025. (2) As of July 31, 2025, the date of filing IDACORP's and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. 14

Contact Information John R. Wonderlich Investor Relations Manager (208) 388-5413 JWonderlich@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media